UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 9, 2009
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
Financial Results.
          On July 9, 2009, 3Com Corporation, or the Company, (i) issued a press release regarding its financial results for its fiscal quarter and year ended May 29, 2009 and (ii) posted supplementary financial information concerning the Company to the investor relations portion of its web site, www.3Com.com. The full text of the press release is attached hereto as Exhibit 99.1. The supplementary financial material is attached hereto as Exhibit 99.2.
          The information in Item 2.02 of this Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
          In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States, or GAAP.
          More specifically, the Company uses one or more of the following non-GAAP financial measures: non-GAAP gross profit/loss (and margin), non-GAAP operating profit/loss (and margin), non-GAAP net income/loss (and margin), non-GAAP net income/loss per share, non-GAAP research and development, sales and marketing and general and administrative expenses and non-GAAP operating profit/loss before taxes.
          It should be noted that the non-GAAP operating profit measure used as a metric in several components of our executive compensation is defined to exclude the following charges and benefits: restructuring, amortization, stock-based compensation expense and special items that the Compensation Committee believes are unusual and outside of the Company’s on-going operations. Such measure may be different than our publicly reported non-GAAP operating profit measure discussed in this Form 8-K because the Compensation Committee independently considers the appropriateness of excluding various items for the purposes of measuring executive compensation.
          Discussion. The Company uses these measures in its public statements. Management believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
          In order to provide meaningful comparisons, the Company believes that it needs to adjust for gains as well as charges that are outside the core operations. Accordingly, certain gains are excluded, as discussed below.

          The non-GAAP measures used by the Company are defined to exclude one or more of the following items:
          Restructuring
          Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs.
          Amortization of Intangibles
          Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented.
          Stock-based Compensation
          Stock-based compensation expenses are non-cash charges that relate to restricted stock amortization and stock-based compensation costs associated with acquisitions, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The expense related to acquisitions is not part of the Company’s normal operating costs and is non-cash. The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it does not provide a meaningful indicator of the core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
          Inventory-Related Adjustment from H3C Acquisition
          The Company has excluded the purchase accounting inventory-related adjustment from the 49% acquisition of H3C. These adjustments represent non-cash, one-time items relating to a specific acquisition as opposed to core operations.
          Fees to Facilitate More Autonomous Operation of Subsidiary
          The Company also excluded fees related to costs incurred for a now-ceased initiative to facilitate a more autonomous operation for a Company subsidiary. These fees are one-time items.
          Benefit from Realtek Patent Resolution and Gain on Sale of Related Patents
          We recorded a benefit in the form of an offset to operating expenses for the payments we received in connection with a patent dispute resolution with Realtek. We subsequently sold most of the underlying patents and recorded a gain in connection with such sale. These are non-recurring items, and not part of our ordinary course business operations. Accordingly, it was determined by management to adjust our results to exclude these items. Management does not measure our performance with these items included.
          Terminated Bain Acquisition Expenses
          The Company excludes external expenses (including bankers’, accounting and legal fees) related to its terminated acquisition by affiliates of Bain Capital. The Company does not exclude expenses for its ongoing litigation against Bain Capital. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific transaction to take the Company private that did not occur.
          Impairment of Property and Equipment
          We conducted an impairment review of the carrying value of our Hemel UK property, and took a charge for impairment. This charge is a non-cash charge. We believe that it is unlikely that such an impairment will be a recurring event. Ultimately, this is not a measurement of our ongoing operations, and management does not consider this charge when measuring our business.
          Legal Contingency Accrual
          We accrued for certain contingencies for current litigation, primarily patent litigation involving claims made by entities that own patents but to our knowledge do not conduct commercial operations. From time-to-time we do engage in litigation over our patent portfolio. Ultimately, management believes these contingencies are not useful in measuring our ongoing operations, and accordingly management does not consider this charge when measuring our business.
          VAT Recovery Dispute
          Value-added tax is not typically charged to a company’s income statement because it is collected by the company on behalf of a governmental agency and remitted to that agency, or paid by the company to a third party and later recovered by the company from the government. In this case, management has deemed it appropriate to exclude a one-time, non-cash charge relating to European VAT tax matters under dispute. At the time they were recorded, we were seeking recovery of these amounts as we believed we were entitled to collect them from the European tax authorities. Under applicable accounting regulations, however, we had determined to take a charge for the amount in dispute.
          IPO Fees Write-Off
          The Company excludes external expenses (primarily accounting, auditing and legal) related to the now-terminated IPO of its TippingPoint division. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific transaction to take TippingPoint public that would normally be netted against IPO sales proceeds as opposed to being included in operating expenses.
          Goodwill Impairment Charge
          A stock price decline triggered an accounting impairment review of our goodwill booked for our H3C and TippingPoint acquisitions, resulting in an impairment charge on the goodwill we booked in connection with our 2005 acquisition of TippingPoint. This charge is a one-time, non-cash charge. We believe that it is unlikely that such an impairment will be a recurring event. Ultimately, this is not a measurement of our ongoing operations, and management does not consider this charge when measuring our business.
          Patent Litigation Success Fee
          The Company won a jury verdict as a plaintiff in a patent litigation case, and was obligated to pay its external counsel certain contingent fees based on the size of the award. This is a one-time, non-recurring cost tied to the success of the case, and not based on hourly rates charged by the law firm. Because it is not part of our core operations or expenses, management has determined it is appropriate to exclude it from our operational results. Management does not measure the performance of the business with this figure included.
          Recovery of Uninsured Losses for Hemel Land; Loss on Insurance Settlement
          We recovered monies for certain uninsured losses in connection with our Hemel, UK property which was destroyed by an oil depot explosion. As management views this item to be outside the ordinary course of business and not operational, it determined to exclude this item. This was a one-time unusual event. We do not own any other real property. We also booked a loss on the insurance settlement for this land.
          Gains/Losses on Asset Sales and Investments
          Gains/losses on asset sales and investments are outside of the ordinary course of business and not representative of core operations.

          Change related to Change in Tax Rates in PRC
          The Company excludes a certain tax liability provision because (1) it represents a cumulative effect (year-to-date) of a higher tax rate in China based on the current tax law and without giving effect to any concessions or new tax status to which we may be entitled and (2) it is possible that once Chinese tax authorities clarify their position on our tax rate, and similarly situated companies, the provision will be reversed.
          Tax Reserve Release
          We resolved two tax matters in our favor resulting in a reserve release that provides a benefit to the income statement relating to a booked reserve. Accordingly, we believe an adjustment is appropriate, as this positive impact to our results is not indicative of our ongoing operations.
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          Per Share Metrics. The Company believes that it is important to provide per share metrics, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures. To the extent 3Com is in an “income position” on a non-GAAP basis, we use our “diluted” shares (as opposed to our “basic” shares) in order to calculate the non-GAAP per share measures.
          Forward-Looking Measures. For the Company’s forward-looking non-GAAP measures, the Company is unable to provide a quantitative reconciliation because the information is not available without unreasonable effort.
          General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating loss, net loss and loss per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

ITEM 7.01 Regulation FD Disclosure
          As required by its senior secured credit facility the Company made available to its senior secured bank lenders certain summary financial information concerning H3C. This financial data is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 7.01.
          The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
                    (d) Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated July 9, 2009, titled “3Com Reports Fourth-Quarter and Full-Year Results for Fiscal 2009.”

99.2	Supplemental Financial Information

99.3	H3C — Summary Financial Information Provided to Bank Lenders

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: July 9, 2009	By:	/s/ Jay Zager
Jay Zager
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated July 9, 2009, titled “3Com Reports Fourth-Quarter and Full-Year Results for Fiscal 2009.”

99.2	Supplemental Financial Information

99.3	H3C — Summary Financial Information Provided to Bank Lenders